SCHWAB CAPITAL TRUST
(the Trust)
Laudus International MarketMasters Fund™
(the fund)
Supplement dated December 17, 2021 to the fund’s currently effective
Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.
At a meeting held on December 7, 2021, the Board of Trustees of the Trust approved changing the fund’s name from “Laudus International MarketMasters Fund” to “Schwab® International Opportunities Fund,” effective on February 25, 2022.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG116709-00 (12/21)
00268368